Exhibit 10.86

DATE : 13th  February  2004

INSIGNIA SOLUTIONS PLC

INSIGNIA SOLUTIONS, INC

ESMERTEC A.G.

ASSIGNMENT OF
INTELLECTUAL PROPERTY RIGHTS AND LICENCES
(DEFERRED IP)

Macfarlanes

10 Norwich Street

London EC4A 1BD

ASSIGNMENT OF

INTELLECTUAL PROPERTY RIGHTS AND LICENCES

DATE	February 13,	2004

PARTIES

1                                                                                          INSIGNIA SOLUTIONS PLC registered in England and Wales under company number 01961960 whose registered office is at Insignia House, The Mercury Centre, Wycombe Lane, Wooburn Green, High Wycombe, Buckinghamshire, HP10 OHH (“PLC”);

2                                                                                          INSIGNIA SOLUTIONS, INC registered in Delaware US whose registered office is at 41300 Christy Street, Fremont, CA 94538, United States of America (“Inc”)

3                                                                                          ESMERTEC A.G., registered in Switzerland, whose registered office is at Lagerstraße 14, ch-8600 Dűbendorf, Switzerland (“the Assignee”).

INTRODUCTION

A                                                                                      The Assignors are the beneficial owners and/or registered proprietors of the Deferred IP.

B                                                                                        The Assignors have agreed to assign the Deferred IP to the Assignee pursuant to the APA.

AGREEMENT

1                                                                                          Definitions

1.1                                                                                 Terms defined in the APA shall have the same meanings when used in this Assignment.

1.2                                                                                 In this Assignment the following words shall have the following meanings:

APA: the Asset Purchase Agreement among the Assignor, the Assignee and others dated 4 March 2003;

Assignors: PLC and Inc.

2                                                                                          Assignment

Pursuant to, and in accordance with the terms of, the APA and for the consideration allocated pursuant thereto, the Assignors hereby transfer and assign to the Assignee with effect from the date of this Assignment all their right title and interest in the Deferred IP, wherever located and/or registered, together with the goodwill attaching thereto and all accrued rights of action in respect thereof.

3                                                                                          Continuing application of APA

All the provisions of the APA relating to the Deferred IP which are expressed to continue or which are capable of having or taking effect after Deferred Assets Completion (including but not limited to any further assurance provisions) shall continue in effect notwithstanding the execution of this Assignment. In particular, it is acknowledged that further assurances and transfers of registrations may be required for use in the United Kingdom, the United States of America and other jurisdictions.

4                                                                                          Rights of third parties

No term of this Assignment shall be enforceable under the Contracts (Rights of Third Parties) Act 1999 by a third party.

5                                                                                          Governing law and jurisdiction

5.1                                                                                 This Assignment shall be governed by and construed in accordance with the laws of England.

5.2                                                                                 The parties submit to the non-exclusive jurisdiction of the courts of England and Wales as regards any claim, dispute or matter arising out of or relating to this Assignment or any of the documents to be executed pursuant to this Assignment.

5.3                                                                                 This clause shall not limit the governing law and jurisdiction of any further assurances which may be required as provided in Clause 3.

The parties or their duly authorised representatives have accordingly executed this Assignment as a Deed on the date stated above.

EXECUTED as a Deed by	)
INSIGNIA SOLUTIONS PLC	)
acting by :	)

/s/ Richard M. Noling
Richard M. Noling
Director

/s/ Robert E. Collins
Robert E. Collins
Director/Secretary

EXECUTED as a Deed by	)
INSIGNIA SOLUTIONS, INC	)
acting by :	)

/s/ Richard M. Noling
Richard M. Noling
Officer

/s/ Robert E. Collins
Robert E. Collins
Officer

EXECUTED as a Deed by	)
ESMERTEC AG	)
acting by :	)

/s/ Edwin Douglass
Edwin Douglass
Authorised representative

/s/ Daniel Diez
Daniel Diez
Authorised representative